Exhibit 10.ii

                  Dr. Abravanel's Formulas, Inc.
                             Rule 701
                    Compensatory Benefit Plan
                          April 28, 1998

     In accordance with the provisions of Rule 701 under the Securities Act of 1933, as consideration for services rendered in connection with the formation of the corporation and for his agreement to serve as President and Chairman of the Board of the Company without compensation for the period from April 28, 1998 to April 30, 1999, Dr. Abravanel's Formulas, Inc. hereby agrees to sell to Elliot Abravanel, M.D., and Elliot Abravanel, M.D. hereby agrees to purchase from the Company, 750,000 shares of common stock of Dr. Abravanel's Formulas, Inc. at $0.001 per share, or an aggregate purchase price of $750.

 /s/ Elliot Abravanel                        /s/ Mark A. Delott
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  Elliot Abravanel, M.D.                       Mark A. Delott, Vice-President


     In accordance with the provisions of Rule 701 under the Securities Act of 1933, as consideration for services rendered in connection with the formation of the corporation and for his agreement to serve as Vice President and a member of the Board of Directors of the Company without compensation for the period from April 28, 1998 to April 30, 1999, Dr. Abravanel's Formulas, Inc. hereby agrees to sell Mark A. Delott, and Mark A. Delott hereby agrees to purchase from the Company, 750,000 shares of common stock of Dr. Abravanel's Formulas, Inc. at $0.001 per share, or an aggregate purchase price of $750.


Dr. Abravanel's Formulas, Inc.

 /s/ Elliot Abravanel                        /s/ Mark A. Delott
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  Elliot Abravanel, M.D., President              Mark A. Delott